Exhibit 99.2

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Third Quarter 2014

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized gains or losses; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; integration and restructuring charges; income (loss) from discontinued operations and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except per share amounts, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,318	$1,397	$1,386	$1,452	$1,483	$3,856	$4,321	$165	13%	$465	12%	$31	2%
Distribution fees	441	448	476	470	464	1,323	1,410	23	5%	87	7%	(6)	(1)%
Net investment income	491	458	471	433	428	1,431	1,332	(63)	(13)%	(99)	(7)%	(5)	(1)%
Premiums	324	333	330	345	351	949	1,026	27	8%	77	8%	6	2%
Other revenues	247	317	340	379	392	718	1,111	145	59%	393	55%	13	3%
Total revenues	2,821	2,953	3,003	3,079	3,118	8,277	9,200	297	11%	923	11%	39	1%
Banking and deposit interest expense	8	7	7	7	7	24	21	(1)	(13)%	(3)	(13)%	—	—
Total net revenues	2,813	2,946	2,996	3,072	3,111	8,253	9,179	298	11%	926	11%	39	1%

Expenses
Distribution expenses	731	764	786	810	813	2,161	2,409	82	11%	248	11%	3	—
Interest credited to fixed accounts	204	206	186	175	168	600	529	(36)	(18)%	(71)	(12)%	(7)	(4)%
Benefits, claims, losses and settlement expenses	492	563	450	506	458	1,391	1,414	(34)	(7)%	23	2%	(48)	(9)%
Amortization of deferred acquisition costs	(14)	54	87	78	116	153	281	130	#	128	84%	38	49%
Interest and debt expense	68	87	79	79	79	194	237	11	16%	43	22%	—	—
General and administrative expense	730	793	758	805	757	2,263	2,320	27	4%	57	3%	(48)	(6)%
Total expenses	2,211	2,467	2,346	2,453	2,391	6,762	7,190	180	8%	428	6%	(62)	(3)%

Income from continuing operations before income tax provision	602	479	650	619	720	1,491	1,989	118	20%	498	33%	101	16%
Income tax provision	154	97	134	152	155	395	441	1	1%	46	12%	3	2%
Income from continuing operations	448	382	516	467	565	1,096	1,548	117	26%	452	41%	98	21%
Income (loss) from discontinued operations, net of tax	1	(2)	(1)	—	—	(1)	(1)	(1)	#	—	—	—	—
Net income	449	380	515	467	565	1,095	1,547	116	26%	452	41%	98	21%
Less: Net income (loss) attributable to noncontrolling interests	67	84	115	93	145	57	353	78	#	296	#	52	56%
Net income attributable to Ameriprise Financial	$382	$296	$400	$374	$420	$1,038	$1,194	$38	10%	$156	15%	$46	12%

Net Investment Income
Investment income on fixed maturities	$390	$381	$374	$375	$365	$1,194	$1,114	$(25)	(6)%	$(80)	(7)%	$(10)	(3)%
Realized gains (losses)	6	—	5	1	4	7	10	(2)	(33)%	3	43%	3	#
Affordable housing	(3)	(1)	(6)	(6)	(8)	(11)	(20)	(5)	#	(9)	(82)%	(2)	(33)%
Other (including seed money)	17	23	24	20	26	76	70	9	53%	(6)	(8)%	6	30%
Consolidated investment entities	81	55	74	43	41	165	158	(40)	(49)%	(7)	(4)%	(2)	(5)%
Total net investment income	$491	$458	$471	$433	$428	$1,431	$1,332	$(63)	(13)%	$(99)	(7)%	$(5)	(1)%

Earnings Per Share
Basic
Income from continuing operations	$1.90	$1.50	$2.05	$1.94	$2.21	$5.07	$6.20	$0.31	16%	$1.13	22%	$0.27	14%
Income (loss) from discontinued operations	—	(0.01)	—	—	—	—	(0.01)	—	—	(0.01)	—	—	—
Net income	$1.90	$1.49	$2.05	$1.94	$2.21	$5.07	$6.19	$0.31	16%	$1.12	22%	$0.27	14%

Diluted
Income from continuing operations	$1.86	$1.47	$2.01	$1.91	$2.17	$4.97	$6.09	$0.31	17%	$1.12	23%	$0.26	14%
Income (loss) from discontinued operations	—	(0.01)	—	—	—	—	(0.01)	—	—	(0.01)	—	—	—
Net income	$1.86	$1.46	$2.01	$1.91	$2.17	$4.97	$6.08	$0.31	17%	$1.11	22%	$0.26	14%
Earnings per diluted share growth (from continuing operations)	NM	(18.3)%	27.2%	24.0%	16.7%	74.4%	22.5%	NM		(51.9)%		(7.4)%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	201.3	198.3	195.5	192.7	190.3	204.8	192.8	(11.0)	(5)%	(12.0)	(6)%	(2.4)	(1)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	3.8	4.0	3.6	3.5	3.4	3.9	3.5	(0.4)	(11)%	(0.4)	(10)%	(0.1)	(3)%
Diluted weighted average common shares outstanding	205.1	202.3	199.1	196.2	193.7	208.7	196.3	(11.4)	(6)%	(12.4)	(6)%	(2.5)	(1)%

Metrics
Net revenue growth	14.0%	10.2%	11.3%	11.7%	10.6%	9.4%	11.2%	(3.4)%		1.8%		(1.1)%
Pretax income margin (1)	21.4%	16.3%	21.7%	20.1%	23.1%	18.1%	21.7%	1.7%		3.6%		3.0%
Effective tax rate	25.5%	20.5%	20.7%	24.5%	21.6%	26.4%	22.2%	(3.9)%		(4.2)%		(2.9)%
Effective tax rate excluding noncontrolling interests (2)	28.7%	24.8%	25.1%	28.7%	27.0%	27.5%	26.9%	(1.7)%		(0.6)%		(1.7)%

Ameriprise Financial shareholders’ equity / outstanding shares (3)	$41.69	$41.65	$42.99	$44.03	$43.68	$41.69	$43.68	$1.99	5%	$1.99	5%	$(0.35)	(1)%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)(4)	$38.66	$38.62	$39.14	$39.23	$39.74	$38.66	$39.74	$1.08	3%	$1.08	3%	$0.51	1%

(1)                       Calculated as income from continuing operations before income tax provision divided by total net revenues.

(2)                       See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(3)                       Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)                       Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance of greater than 100%.

NM Not Meaningful

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions except per share amounts, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$2,813	$2,946	$2,996	$3,072	$3,111	$8,253	$9,179	$298	11%	$926	11%	$39	1%
Less revenues attributable to the CIEs	114	137	177	160	206	208	543	92	81%	335	#	46	29%
Less realized gains (losses)	6	—	5	1	4	7	10	(2)	(33)%	3	43%	3	#
Less market impact on indexed universal life benefits	(2)	(7)	2	(4)	2	(3)	—	4	#	3	#	6	#
Operating total net revenues (1)	$2,695	$2,816	$2,812	$2,915	$2,899	$8,041	$8,626	$204	8%	$585	7%	$(16)	(1)%

Earnings
Net income attributable to Ameriprise Financial	$382	$296	$400	$374	$420	$1,038	$1,194	$38	10%	$156	15%	$46	12%
Less income (loss) from discontinued operations, net of tax	1	(2)	(1)	—	—	(1)	(1)	(1)	#	—	—	—	—
Net income from continuing operations attributable to Ameriprise Financial	381	298	401	374	420	1,039	1,195	39	10%	156	15%	46	12%
Integration/restructuring charges, net of tax (2)	—	7	—	—	—	2	—	—	—	(2)	#	—	—
Market impact on variable annuity guaranteed benefits, net of tax (2)	13	68	10	35	(5)	43	40	(18)	#	(3)	(7)%	(40)	#
Market impact on indexed universal life benefits, net of tax (2)	2	5	(1)	—	(5)	3	(6)	(7)	#	(9)	#	(5)	—
Less realized gains (losses), net of tax (2)	4	—	3	1	3	5	7	(1)	(25)%	2	40%	2	#
Operating earnings (1)	$392	$378	$407	$408	$407	$1,082	$1,222	$15	4%	$140	13%	$(1)	—

Pretax Earnings
Income from continuing operations before income tax provision	$602	$479	$650	$619	$720	$1,491	$1,989	$118	20%	$498	33%	$101	16%
Less net income (loss) attributable to noncontrolling interests	67	84	115	93	145	57	353	78	#	296	#	52	56%
Pretax earnings excluding CIEs	535	395	535	526	575	1,434	1,636	40	7%	202	14%	49	9%
Integration/restructuring charges	—	11	—	—	—	3	—	—	—	(3)	#	—	—
Market impact on variable annuity guaranteed benefits	21	104	15	54	(9)	66	60	(30)	#	(6)	(9)%	(63)	#
Market impact on indexed universal life benefits	2	9	(1)	—	(8)	4	(9)	(10)	#	(13)	#	(8)	—
Less realized gains (losses)	6	—	5	1	4	7	10	(2)	(33)%	3	43%	3	#
Pretax operating earnings (1)	$552	$519	$544	$579	$554	$1,500	$1,677	$2	—	$177	12%	$(25)	(4)%

Pretax Operating Margin (1)(3)	20.5%	18.4%	19.3%	19.9%	19.1%	18.7%	19.4%	(1.4)%		0.7%		(0.8)%

Operating Effective Tax Rate (1)(4)	29.0%	27.2%	25.2%	29.5%	26.5%	27.9%	27.1%	(2.5)%		(0.8)%		(3.0)%

Weighted Average Common Shares Outstanding
Basic	201.3	198.3	195.5	192.7	190.3	204.8	192.8	(11.0)	(5)%	(12.0)	(6)%	(2.4)	(1)%
Diluted	205.1	202.3	199.1	196.2	193.7	208.7	196.3	(11.4)	(6)%	(12.4)	(6)%	(2.5)	(1)%

Operating Earnings Per Share (1)
Basic operating earnings per share	$1.95	$1.91	$2.08	$2.12	$2.14	$5.28	$6.34	$0.19	10%	$1.06	20%	$0.02	1%
Operating earnings per diluted share	$1.91	$1.87	$2.04	$2.08	$2.10	$5.18	$6.23	$0.19	10%	$1.05	20%	$0.02	1%

Return on Equity
Return on equity excluding AOCI (1)(4)	18.2%	17.2%	18.2%	19.1%	19.7%	18.2%	19.7%	1.5%		1.5%		0.6%
Operating return on equity excluding AOCI (1)(4)	19.4%	19.7%	20.8%	21.7%	22.1%	19.4%	22.1%	2.7%		2.7%		0.4%

(1)                       See non-GAAP financial information on pg 34.

(2)                       Calculated using the statutory tax rate of 35%.

(3)                       Defined as pretax operating earnings as a percentage of operating total net revenues.

(4)                       Non-GAAP financial measure reconciliations can be found on pg 44.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions except per share amounts, headcount and where noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders' equity excluding CIEs / outstanding shares (1)(2)	$40.09	$40.02	$41.24	$42.42	$42.12	$40.09	$42.12	$2.03	5%	$2.03	5%	$(0.30)	(1)%
Ameriprise Financial shareholders' equity excluding CIEs and AOCI / outstanding shares (1)(3)	$36.98	$36.91	$37.31	$37.55	$38.11	$36.98	$38.11	$1.13	3%	$1.13	3%	$0.56	1%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	7.1%	8.4%	7.8%	6.5%	7.6%	6.6%	7.3%	0.5%		0.7%		1.1%
Operating earnings per diluted share growth: Target 12 - 15%	44.7%	9.4%	28.3%	23.1%	9.9%	32.8%	20.3%	(34.7)%		(12.6)%		(13.1)%
Operating return on equity excluding AOCI: Target 19 - 23% (1)	19.4%	19.7%	20.8%	21.7%	22.1%	19.4%	22.1%	2.7%		2.7%		0.4%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	26.1%	24.9%	24.6%	23.0%	27.0%	26.1%	27.0%	0.9%		0.9%		4.0%

Goodwill and Intangible Assets	$2,064	$2,061	$2,054	$2,055	$2,036	$2,064	$2,036	$(28)	(1)%	$(28)	(1)%	$(19)	(1)%

Assets Under Management and Administration
Advice & Wealth Management AUM	$144,512	$153,989	$159,843	$168,323	$169,794	$144,512	$169,794	$25,282	17%	$25,282	17%	$1,471	1%
Asset Management AUM	479,316	500,844	503,896	518,260	504,793	479,316	504,793	25,477	5%	25,477	5%	(13,467)	(3)%
Corporate AUM	953	914	869	887	861	953	861	(92)	(10)%	(92)	(10)%	(26)	(3)%
Eliminations	(19,653)	(20,501)	(20,548)	(21,266)	(21,699)	(19,653)	(21,699)	(2,046)	(10)%	(2,046)	(10)%	(433)	(2)%
Total Assets Under Management	605,128	635,246	644,060	666,204	653,749	605,128	653,749	48,621	8%	48,621	8%	(12,455)	(2)%
Total Assets Under Administration	129,733	136,095	138,747	143,702	143,005	129,733	143,005	13,272	10%	13,272	10%	(697)	—
Total AUM and AUA	$734,861	$771,341	$782,807	$809,906	$796,754	$734,861	$796,754	$61,893	8%	$61,893	8%	$(13,152)	(2)%

Business Metrics
Total Ameriprise client assets	$389,399	$409,147	$418,384	$434,659	$433,804	$389,399	$433,804	$44,405	11%	$44,405	11%	$(855)	—
Total branded financial advisors	9,761	9,716	9,704	9,692	9,696	9,761	9,696	(65)	(1)%	(65)	(1)%	4	—

Net Flows and Net Deposits
Branded advisor wrap (4)	$3,022	$2,845	$4,205	$3,019	$3,834	$10,210	$11,058	$812	27%	$848	8%	$815	27%
Asset Management	(4,334)	5,530	(3,897)	4,424	(4,117)	(12,178)	(3,590)	217	5%	8,588	71%	(8,541)	#
Annuities	(372)	(567)	(815)	(916)	(740)	(1,244)	(2,471)	(368)	(99)%	(1,227)	(99)%	176	19%
Variable universal life / Universal life	(46)	(25)	(38)	(31)	(39)	(133)	(108)	7	15%	25	19%	(8)	(26)%

S&P 500
Daily average	1,674	1,772	1,835	1,899	1,977	1,600	1,904	303	18%	304	19%	78	4%
Period end	1,682	1,848	1,872	1,960	1,972	1,682	1,972	290	17%	290	17%	12	1%

(1)             See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)             Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)             Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)             Beginning April 1, 2014, net flows reflect all additions and withdrawals to and from the Ameriprise Strategic Portfolio Service (“SPS”) wrap account program.  For all periods presented prior to April 1, 2014, additions and withdrawals to and from certain non-billable investments of this program were reflected in the Market appreciation (depreciation) and other line and purchases and sales of billable investments were reported in the Net flows line.  Net flows for the SPS program are now reported on a consistent basis with our other wrap account programs.  See page 13 for wrap asset rollforward details.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	198.5	195.2	192.1	190.6	187.7	203.9	192.1	(10.8)	(5)%	(11.8)	(6)%	(2.9)	(2)%
Repurchases	(4.2)	(3.5)	(3.2)	(3.2)	(2.7)	(14.3)	(9.1)	1.5	36%	5.2	36%	0.5	16%
Issuances	1.5	0.7	3.1	0.9	0.8	8.7	4.8	(0.7)	(47)%	(3.9)	(45)%	(0.1)	(11)%
Other	(0.6)	(0.3)	(1.4)	(0.6)	(0.4)	(3.1)	(2.4)	0.2	33%	0.7	23%	0.2	33%
Total common shares outstanding	195.2	192.1	190.6	187.7	185.4	195.2	185.4	(9.8)	(5)%	(9.8)	(5)%	(2.3)	(1)%
Restricted stock units	4.5	4.6	3.5	3.7	3.7	4.5	3.7	(0.8)	(18)%	(0.8)	(18)%	—	—
Total basic common shares outstanding	199.7	196.7	194.1	191.4	189.1	199.7	189.1	(10.6)	(5)%	(10.6)	(5)%	(2.3)	(1)%
Total potentially dilutive shares	3.7	4.1	3.5	3.3	3.4	3.7	3.4	(0.3)	(8)%	(0.3)	(8)%	0.1	3%
Total diluted shares	203.4	200.8	197.6	194.7	192.5	203.4	192.5	(10.9)	(5)%	(10.9)	(5)%	(2.2)	(1)%

Capital Returned to Shareholders
Dividends paid	$105	$104	$103	$112	$111	$307	$326	$6	6%	$19	6%	$(1)	(1)%
Common stock share repurchases	$370	$371	$354	$352	$331	$1,110	$1,037	$(39)	(11)%	$(73)	(7)%	$(21)	(6)%

Allocated Capital (1)
Advice & Wealth Management	$456	$462	$466	$508	$510	$456	$510	$54	12%	$54	12%	$2	—
Asset Management	1,892	1,894	1,860	1,860	1,905	1,892	1,905	13	1%	13	1%	45	2%
Annuities	2,618	2,956	2,800	2,552	1,938	2,618	1,938	(680)	(26)%	(680)	(26)%	(614)	(24)%
Protection	1,824	1,815	1,839	1,879	1,897	1,824	1,897	73	4%	73	4%	18	1%
Corporate & Other	3,439	2,777	2,921	2,833	3,950	3,439	3,950	511	15%	511	15%	1,117	39%
Total allocated capital	$10,229	$9,904	$9,886	$9,632	$10,200	$10,229	$10,200	$(29)	—	$(29)	—	$568	6%

(1) Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount.  Allocated capital is not adjusted for non-operating items except for CIEs.

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Segment Results

Ameriprise Financial, Inc.

Segment Summary

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,074	$1,127	$1,149	$1,198	$1,210	$3,168	$3,557	$136	13%	$389	12%	$12	1%
Operating expenses	922	967	968	1,004	1,005	2,736	2,977	83	9%	241	9%	1	—
Pretax operating earnings	$152	$160	$181	$194	$205	$432	$580	$53	35%	$148	34%	$11	6%

Allocated capital	$456	$462	$466	$508	$510	$456	$510	$54	12%	$54	12%	$2	—
Operating return on allocated capital (1)	79.6%	94.6%	102.4%	106.0%	112.3%	79.6%	112.3%	32.7%		32.7%		6.3%
Pretax operating margin	14.2%	14.2%	15.8%	16.2%	16.9%	13.6%	16.3%	2.7%		2.7%		0.7%

Asset Management
Operating total net revenues	$777	$824	$807	$844	$839	$2,345	$2,490	$62	8%	$145	6%	$(5)	(1)%
Operating expenses	605	637	624	645	631	1,841	1,900	26	4%	59	3%	(14)	(2)%
Pretax operating earnings	$172	$187	$183	$199	$208	$504	$590	$36	21%	$86	17%	$9	5%

Allocated capital	$1,892	$1,894	$1,860	$1,860	$1,905	$1,892	$1,905	$13	1%	$13	1%	$45	2%
Operating return on allocated capital (1)	24.8%	26.2%	28.3%	28.5%	30.1%	24.8%	30.1%	5.3%		5.3%		1.6%
Pretax operating margin	22.1%	22.7%	22.7%	23.6%	24.8%	21.5%	23.7%	2.7%		2.2%		1.2%

Operating total net revenues	$777	$824	$807	$844	$839	$2,345	$2,490	$62	8%	$145	6%	$(5)	(1)%
Distribution pass thru revenues	(224)	(229)	(228)	(237)	(233)	(663)	(698)	(9)	(4)%	(35)	(5)%	4	2%
Subadvisory and other pass thru revenues	(96)	(100)	(97)	(106)	(98)	(330)	(301)	(2)	(2)%	29	9%	8	8%
Adjusted operating revenues (2)	$457	$495	$482	$501	$508	$1,352	$1,491	$51	11%	$139	10%	$7	1%

Pretax operating earnings	$172	$187	$183	$199	$208	$504	$590	$36	21%	$86	17%	$9	5%
Operating net investment income	(5)	(4)	(4)	(13)	(7)	(50)	(24)	(2)	(40)%	26	52%	6	46%
Amortization of intangibles	10	9	9	8	9	29	26	(1)	(10)%	(3)	(10)%	1	13%
Adjusted operating earnings (2)	$177	$192	$188	$194	$210	$483	$592	$33	19%	$109	23%	$16	8%

Adjusted net pretax operating margin (2)(3)	38.7%	38.8%	39.0%	38.7%	41.3%	35.7%	39.7%	2.6%		4.0%		2.6%

Annuities
Operating total net revenues	$649	$653	$636	$651	$655	$1,908	$1,942	$6	1%	$34	2%	$4	1%
Operating expenses	444	481	460	481	527	1,451	1,468	83	19%	17	1%	46	10%
Pretax operating earnings	$205	$172	$176	$170	$128	$457	$474	$(77)	(38)%	$17	4%	$(42)	(25)%

Allocated capital	$2,618	$2,956	$2,800	$2,552	$1,938	$2,618	$1,938	$(680)	(26)%	$(680)	(26)%	$(614)	(24)%
Operating return on allocated capital (1)	19.0%	18.0%	18.4%	19.6%	18.3%	19.0%	18.3%	(0.7)%		(0.7)%		(1.3)%
Pretax operating margin	31.6%	26.3%	27.7%	26.1%	19.5%	24.0%	24.4%	(12.1)%		0.4%		(6.6)%

Protection
Operating total net revenues	$535	$564	$555	$579	$553	$1,622	$1,687	$18	3%	$65	4%	$(26)	(4)%
Operating expenses	467	490	496	488	487	1,360	1,471	20	4%	111	8%	(1)	—
Pretax operating earnings	$68	$74	$59	$91	$66	$262	$216	$(2)	(3)%	$(46)	(18)%	$(25)	(27)%

Allocated capital	$1,824	$1,815	$1,839	$1,879	$1,897	$1,824	$1,897	$73	4%	$73	4%	$18	1%
Operating return on allocated capital (1)	14.7%	13.6%	11.7%	11.5%	11.4%	14.7%	11.4%	(3.3)%		(3.3)%		(0.1)%
Pretax operating margin	12.7%	13.1%	10.6%	15.7%	11.9%	16.2%	12.8%	(0.8)%		(3.4)%		(3.8)%

Corporate & Other
Operating total net revenues	$1	$7	$6	$(2)	$(1)	$8	$3	$(2)	#	$(5)	(63)%	$1	50%
Operating expenses	46	81	61	73	52	163	186	6	13%	23	14%	(21)	(29)%
Pretax operating loss	$(45)	$(74)	$(55)	$(75)	$(53)	$(155)	$(183)	$(8)	(18)%	$(28)	(18)%	$22	29%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             See non-GAAP financial information on pg 34.

(3)             Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

#                 Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$515	$543	$555	$604	$621	$1,496	$1,780	$106	21%	$284	19%	$17	3%
Distribution fees	519	538	547	551	544	1,557	1,642	25	5%	85	5%	(7)	(1)%
Net investment income	31	33	34	34	33	94	101	2	6%	7	7%	(1)	(3)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	17	20	20	16	19	45	55	2	12%	10	22%	3	19%
Total revenues	1,082	1,134	1,156	1,205	1,217	3,192	3,578	135	12%	386	12%	12	1%
Banking and deposit interest expense	8	7	7	7	7	24	21	(1)	(13)%	(3)	(13)%	—	—
Operating total net revenues	1,074	1,127	1,149	1,198	1,210	3,168	3,557	136	13%	389	12%	12	1%

Expenses
Distribution expenses	660	693	707	734	742	1,948	2,183	82	12%	235	12%	8	1%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	1	2	2	2	1	4	5	—	—	1	25%	(1)	(50)%
General and administrative expense	261	272	259	268	262	784	789	1	—	5	1%	(6)	(2)%
Operating expenses	922	967	968	1,004	1,005	2,736	2,977	83	9%	241	9%	1	—
Pretax operating earnings	$152	$160	$181	$194	$205	$432	$580	$53	35%	$148	34%	$11	6%

Pretax operating margin	14.2%	14.2%	15.8%	16.2%	16.9%	13.6%	16.3%	2.7%		2.7%		0.7%

Return on Capital
Allocated capital	$456	$462	$466	$508	$510	$456	$510	$54	12%	$54	12%	$2	—
Operating return on allocated capital (1)	79.6%	94.6%	102.4%	106.0%	112.3%	79.6%	112.3%	32.7%		32.7%		6.3%

On-balance sheet deposits	$6,757	$7,074	$7,222	$7,295	$7,522	$6,757	$7,522	$765	11%	$765	11%	$227	3%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$9	$9	$12	$9	$9	$26	$30	$—	—	$4	15%	$—	—
Allocated capital	$218	$225	$229	$235	$237	$218	$237	$19	9%	$19	9%	$2	1%
Operating return on allocated capital (1)	9.3%	11.9%	12.7%	12.6%	12.5%	9.3%	12.5%	3.2%		3.2%		(0.1)%

Wealth Management & Distribution
Pretax operating earnings	$143	$151	$169	$185	$196	$406	$550	$53	37%	$144	35%	$11	6%
Allocated capital	$238	$237	$237	$273	$273	$238	$273	$35	15%	$35	15%	$—	—
Operating return on allocated capital (1)	159.7%	168.5%	184.8%	191.3%	203.0%	159.7%	203.0%	43.3%		43.3%		11.7%

Financial Plans
Branded financial plan net cash sales	$55	$66	$60	$61	$60	$174	$181	$5	9%	$7	4%	$(1)	(2)%

Financial Advisors
Employee advisors	2,235	2,205	2,155	2,115	2,100	2,235	2,100	(135)	(6)%	(135)	(6)%	(15)	(1)%
Franchisee advisors	7,526	7,511	7,549	7,577	7,596	7,526	7,596	70	1%	70	1%	19	—
Total branded financial advisors	9,761	9,716	9,704	9,692	9,696	9,761	9,696	(65)	(1)%	(65)	(1)%	4	—

Operating total net revenues per financial advisor (in thousands) (2)	$110	$116	$118	$124	$125	$324	$367	$15	14%	$43	13%	$1	1%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (3)	$427	$440	$454	$468	$483	$427	$483	$56	13%	$56	13%	$15	3%
Operating total net revenues per financial advisor attributable to former banking operations-trailing twelve months (in thousands) (3)	1	—	—	—	—	1	—	(1)	#	(1)	#	—	—
Operating total net revenues per financial advisor excluding former banking operations-trailing twelve months (in thousands) (3)	$426	$440	$454	$468	$483	$426	$483	$57	13%	$57	13%	$15	3%

Advisor Retention
Employee	91.3%	92.0%	91.5%	91.1%	91.9%	91.3%	91.9%	0.6%		0.6%		0.8%
Franchisee	94.7%	94.7%	94.7%	94.7%	94.6%	94.7%	94.6%	(0.1)%		(0.1)%		(0.1)%

Total Client Assets (at period end)	$389,399	$409,147	$418,384	$434,659	$433,804	$389,399	$433,804	$44,405	11%	$44,405	11%	$(855)	—

Total Wrap Accounts
Beginning assets	$135,914	$144,057	$153,512	$159,358	$167,805	$124,648	$153,512	$31,891	23%	$28,864	23%	$8,447	5%
Net flows (4)	3,022	2,845	4,205	3,019	3,834	10,210	11,058	812	27%	848	8%	815	27%
Market appreciation (depreciation) and other (4)	5,121	6,610	1,641	5,428	(2,412)	9,199	4,657	(7,533)	#	(4,542)	(49)%	(7,840)	#
Total wrap ending assets	$144,057	$153,512	$159,358	$167,805	$169,227	$144,057	$169,227	$25,170	17%	$25,170	17%	$1,422	1%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             Year-to-date is sum of current and prior quarters for the year under review.

(3)             Trailing twelve months is the sum of the last four quarters.

(4)             Beginning April 1, 2014, net flows reflect all additions and withdrawals to and from the Ameriprise Strategic Portfolio Service (“SPS”) wrap account program.  For all periods presented prior to April 1, 2014, additions and withdrawals to and from certain non-billable investments of this program were reflected in the Market appreciation (depreciation) and other line and purchases and sales of billable investments were reported in the Net flows line.  Net flows for the SPS program are now reported on a consistent basis with our other wrap account programs.

#                 Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$655	$699	$680	$707	$706	$1,944	$2,093	$51	8%	$149	8%	$(1)	—
Distribution fees	118	121	121	123	124	348	368	6	5%	20	6%	1	1%
Net investment income	5	4	4	13	7	50	24	2	40%	(26)	(52)%	(6)	(46)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	2	1	2	5	5	2	—	—	—	1	#
Total revenues	778	824	807	844	839	2,347	2,490	61	8%	143	6%	(5)	(1)%
Banking and deposit interest expense	1	—	—	—	—	2	—	(1)	#	(2)	#	—	—
Operating total net revenues	777	824	807	844	839	2,345	2,490	62	8%	145	6%	(5)	(1)%

Expenses
Distribution expenses	278	285	284	291	288	827	863	10	4%	36	4%	(3)	(1)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	5	4	4	4	4	13	12	(1)	(20)%	(1)	(8)%	—	—
Interest and debt expense	6	7	6	7	6	17	19	—	—	2	12%	(1)	(14)%
General and administrative expense	316	341	330	343	333	984	1,006	17	5%	22	2%	(10)	(3)%
Operating expenses	605	637	624	645	631	1,841	1,900	26	4%	59	3%	(14)	(2)%
Pretax operating earnings	$172	$187	$183	$199	$208	$504	$590	$36	21%	$86	17%	$9	5%

Pretax operating margin	22.1%	22.7%	22.7%	23.6%	24.8%	21.5%	23.7%	2.7%		2.2%		1.2%

Operating total net revenues	$777	$824	$807	$844	$839	$2,345	$2,490	$62	8%	$145	6%	$(5)	(1)%
Distribution pass thru revenues	(224)	(229)	(228)	(237)	(233)	(663)	(698)	(9)	(4)%	(35)	(5)%	4	2%
Subadvisory and other pass thru revenues	(96)	(100)	(97)	(106)	(98)	(330)	(301)	(2)	(2)%	29	9%	8	8%
Adjusted operating revenues (1)	$457	$495	$482	$501	$508	$1,352	$1,491	$51	11%	$139	10%	$7	1%

Pretax operating earnings	$172	$187	$183	$199	$208	$504	$590	$36	21%	$86	17%	$9	5%
Operating net investment income	(5)	(4)	(4)	(13)	(7)	(50)	(24)	(2)	(40)%	26	52%	6	46%
Amortization of intangibles	10	9	9	8	9	29	26	(1)	(10)%	(3)	(10)%	1	13%
Adjusted operating earnings (1)	$177	$192	$188	$194	$210	$483	$592	$33	19%	$109	23%	$16	8%

Adjusted net pretax operating margin (1)(2)	38.7%	38.8%	39.0%	38.7%	41.3%	35.7%	39.7%	2.6%		4.0%		2.6%

Return on Capital
Allocated capital	$1,892	$1,894	$1,860	$1,860	$1,905	$1,892	$1,905	$13	1%	$13	1%	$45	2%
Operating return on allocated capital (3)	24.8%	26.2%	28.3%	28.5%	30.1%	24.8%	30.1%	5.3%		5.3%		1.6%

(1)             See non-GAAP financial information on pg 34.

(2)             Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

#                 Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$(4,227)	$3,516	$(2,675)	$188	$(2,317)	$(11,811)	$(4,804)	$1,910	45%	$7,007	59%	$(2,505)	#
Threadneedle managed asset net flows	(83)	2,088	(1,277)	4,284	(1,889)	(328)	1,118	(1,806)	#	1,446	#	(6,173)	#
Sub-advised eliminations	(24)	(74)	55	(48)	89	(39)	96	113	#	135	#	137	#
Total managed asset net flows	$(4,334)	$5,530	$(3,897)	$4,424	$(4,117)	$(12,178)	$(3,590)	$217	5%	$8,588	71%	$(8,541)	#

Total Managed Assets Reconciliations
Columbia managed assets	$345,005	$356,725	$357,906	$363,506	$357,583	$345,005	$357,583	$12,578	4%	$12,578	4%	$(5,923)	(2)%
Threadneedle managed assets	137,377	147,443	149,260	158,149	150,375	137,377	150,375	12,998	9%	12,998	9%	(7,774)	(5)%
Sub-advised eliminations	(3,066)	(3,324)	(3,270)	(3,395)	(3,165)	(3,066)	(3,165)	(99)	(3)%	(99)	(3)%	230	7%
Total managed assets	$479,316	$500,844	$503,896	$518,260	$504,793	$479,316	$504,793	$25,477	5%	$25,477	5%	$(13,467)	(3)%

Total Managed Assets by Type
Equity	$254,747	$275,341	$278,065	$289,370	$277,341	$254,747	$277,341	$22,594	9%	$22,594	9%	$(12,029)	(4)%
Fixed income	197,805	196,357	195,053	196,379	194,613	197,805	194,613	(3,192)	(2)%	(3,192)	(2)%	(1,766)	(1)%
Money market	6,607	7,122	6,527	6,321	6,561	6,607	6,561	(46)	(1)%	(46)	(1)%	240	4%
Alternative	6,145	6,401	6,790	7,164	6,982	6,145	6,982	837	14%	837	14%	(182)	(3)%
Hybrid and other	14,012	15,623	17,461	19,026	19,296	14,012	19,296	5,284	38%	5,284	38%	270	1%
Total managed assets by type	$479,316	$500,844	$503,896	$518,260	$504,793	$479,316	$504,793	$25,477	5%	$25,477	5%	$(13,467)	(3)%

Average Managed Assets by Type (1)
Equity	$246,720	$266,491	$274,903	$280,394	$284,091	$240,354	$279,012	$37,371	15%	$38,658	16%	$3,697	1%
Fixed income	196,182	197,702	196,320	196,187	196,100	200,626	196,300	(82)	—	(4,326)	(2)%	(87)	—
Money market	6,354	6,731	6,716	6,582	6,512	6,254	6,639	158	2%	385	6%	(70)	(1)%
Alternative	6,220	6,347	6,708	6,869	7,083	6,353	6,869	863	14%	516	8%	214	3%
Hybrid and other	13,218	14,629	16,604	18,074	19,178	12,834	17,893	5,960	45%	5,059	39%	1,104	6%
Total average managed assets by type	$468,694	$491,900	$501,251	$508,106	$512,964	$466,421	$506,713	$44,270	9%	$40,292	9%	$4,858	1%

(1)             Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

#                 Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$223,255	$230,637	$239,393	$239,451	$243,796	$216,264	$239,393	$20,541	9%	$23,129	11%	$4,345	2%
Mutual fund inflows	8,609	9,624	9,609	7,653	9,147	28,438	26,409	538	6%	(2,029)	(7)%	1,494	20%
Mutual fund outflows	(12,250)	(12,849)	(12,420)	(10,154)	(12,002)	(38,073)	(34,576)	248	2%	3,497	9%	(1,848)	(18)%
Net VP/VIT fund flows	(119)	(138)	(178)	(255)	(236)	(448)	(669)	(117)	(98)%	(221)	(49)%	19	7%
Net new flows	(3,760)	(3,363)	(2,989)	(2,756)	(3,091)	(10,083)	(8,836)	669	18%	1,247	12%	(335)	(12)%
Reinvested dividends	490	6,568	398	3,452	574	3,409	4,424	84	17%	1,015	30%	(2,878)	(83)%
Net flows	(3,270)	3,205	(2,591)	696	(2,517)	(6,674)	(4,412)	753	23%	2,262	34%	(3,213)	#
Distributions	(640)	(7,472)	(528)	(4,052)	(709)	(4,047)	(5,289)	(69)	(11)%	(1,242)	(31)%	3,343	83%
Market appreciation (depreciation) and other	11,292	13,023	3,177	7,701	(3,536)	25,094	7,342	(14,828)	#	(17,752)	(71)%	(11,237)	#
Total ending assets	230,637	239,393	239,451	243,796	237,034	230,637	237,034	6,397	3%	6,397	3%	(6,762)	(3)%

% of total retail assets sub-advised	20.7%	20.5%	20.5%	20.2%	20.2%	20.7%	20.2%	(0.5)%		(0.5)%		—

Institutional
Beginning assets	71,052	72,741	75,648	76,463	77,627	72,417	75,648	6,575	9%	3,231	4%	1,164	2%
Inflows	5,070	6,606	4,547	4,601	5,512	15,008	14,660	442	9%	(348)	(2)%	911	20%
Outflows	(5,822)	(6,584)	(4,945)	(5,380)	(5,191)	(19,535)	(15,516)	631	11%	4,019	21%	189	4%
Net flows	(752)	22	(398)	(779)	321	(4,527)	(856)	1,073	#	3,671	81%	1,100	#
Market appreciation (depreciation) and other	2,441	2,885	1,213	1,943	71	4,851	3,227	(2,370)	(97)%	(1,624)	(33)%	(1,872)	(96)%
Total ending assets	72,741	75,648	76,463	77,627	78,019	72,741	78,019	5,278	7%	5,278	7%	392	1%

Alternative
Beginning assets	5,460	5,316	5,643	6,029	6,390	5,684	5,643	930	17%	(41)	(1)%	361	6%
Inflows	1	402	454	603	4	918	1,061	3	#	143	16%	(599)	(99)%
Outflows	(206)	(113)	(140)	(332)	(125)	(1,528)	(597)	81	39%	931	61%	207	62%
Net flows	(205)	289	314	271	(121)	(610)	464	84	41%	1,074	#	(392)	#
Market appreciation (depreciation) and other	61	38	72	90	(39)	242	123	(100)	#	(119)	(49)%	(129)	#
Total ending assets	5,316	5,643	6,029	6,390	6,230	5,316	6,230	914	17%	914	17%	(160)	(3)%

Affiliated General Account Assets	36,311	36,041	35,963	35,693	36,300	36,311	36,300	(11)	—	(11)	—	607	2%

Total Columbia managed assets	$345,005	$356,725	$357,906	$363,506	$357,583	$345,005	$357,583	$12,578	4%	$12,578	4%	$(5,923)	(2)%

Total Columbia net flows	$(4,227)	$3,516	$(2,675)	$188	$(2,317)	$(11,811)	$(4,804)	$1,910	45%	$7,007	59%	$(2,505)	#

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$41,806	$46,273	$50,620	$50,693	$52,082	$39,086	$50,620	$10,276	25%	$11,534	30%	$1,389	3%
Mutual fund inflows	6,285	6,046	6,857	5,896	4,832	17,291	17,585	(1,453)	(23)%	294	2%	(1,064)	(18)%
Mutual fund outflows	(5,403)	(4,784)	(7,774)	(5,951)	(5,915)	(14,129)	(19,640)	(512)	(9)%	(5,511)	(39)%	36	1%
Net new flows	882	1,262	(917)	(55)	(1,083)	3,162	(2,055)	(1,965)	#	(5,217)	#	(1,028)	#
Reinvested dividends	16	72	23	41	40	79	104	24	#	25	32%	(1)	(2)%
Net flows	898	1,334	(894)	(14)	(1,043)	3,241	(1,951)	(1,941)	#	(5,192)	#	(1,029)	#
Distributions	(94)	(197)	(118)	(187)	(147)	(322)	(452)	(53)	(56)%	(130)	(40)%	40	21%
Market appreciation (depreciation)	765	2,078	455	(52)	(420)	3,554	(17)	(1,185)	#	(3,571)	#	(368)	#
Foreign currency translation (1)	2,743	971	410	1,228	(2,408)	161	(770)	(5,151)	#	(931)	#	(3,636)	#
Other	155	161	220	414	171	553	805	16	10%	252	46%	(243)	(59)%
Total ending assets	46,273	50,620	50,693	52,082	48,235	46,273	48,235	1,962	4%	1,962	4%	(3,847)	(7)%

Institutional
Beginning assets	84,318	90,275	96,065	97,806	105,293	87,647	96,065	20,975	25%	8,418	10%	7,487	8%
Inflows	1,759	3,721	1,923	7,746	1,834	5,491	11,503	75	4%	6,012	#	(5,912)	(76)%
Outflows	(2,693)	(2,911)	(2,271)	(3,432)	(2,703)	(8,910)	(8,406)	(10)	—	504	6%	729	21%
Net flows	(934)	810	(348)	4,314	(869)	(3,419)	3,097	65	7%	6,516	#	(5,183)	#
Market appreciation (depreciation)	758	2,498	555	16	1,195	4,198	1,766	437	58%	(2,432)	(58)%	1,179	#
Foreign currency translation (1)	5,465	1,872	797	2,349	(4,972)	(218)	(1,826)	(10,437)	#	(1,608)	#	(7,321)	#
Other	668	610	737	808	741	2,067	2,286	73	11%	219	11%	(67)	(8)%
Total ending assets	90,275	96,065	97,806	105,293	101,388	90,275	101,388	11,113	12%	11,113	12%	(3,905)	(4)%

Alternative
Beginning assets	852	829	758	761	774	1,019	758	(78)	(9)%	(261)	(26)%	13	2%
Inflows	—	—	—	—	25	—	25	25	—	25	—	25	—
Outflows	(47)	(56)	(35)	(16)	(2)	(150)	(53)	45	96%	97	65%	14	88%
Net flows	(47)	(56)	(35)	(16)	23	(150)	(28)	70	#	122	81%	39	#
Market appreciation (depreciation)	(46)	(46)	18	(1)	(15)	(92)	2	31	67%	94	#	(14)	#
Foreign currency translation (1)	51	15	6	20	(38)	(11)	(12)	(89)	#	(1)	(9)%	(58)	#
Other	19	16	14	10	8	63	32	(11)	(58)%	(31)	(49)%	(2)	(20)%
Total ending assets	829	758	761	774	752	829	752	(77)	(9)%	(77)	(9)%	(22)	(3)%

Total Threadneedle managed assets	$137,377	$147,443	$149,260	$158,149	$150,375	$137,377	$150,375	$12,998	9%	$12,998	9%	$(7,774)	(5)%

Total Threadneedle net flows	$(83)	$2,088	$(1,277)	$4,284	$(1,889)	$(328)	$1,118	$(1,806)	#	$1,446	#	$(6,173)	#

Total Threadneedle net flows excluding legacy insurance mandates	$856	$2,014	$(248)	$5,032	$(1,051)	$3,457	$3,733	$(1,907)	#	$276	8%	$(6,083)	#

(1)Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Third Quarter 2014

Mutual Fund Rankings in top 2 Lipper Quartiles

		3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014
Domestic Equity
Equal weighted	1 year	55%	54%	55%	58%	66%
	3 year	63%	51%	50%	50%	73%
	5 year	61%	58%	68%	65%	54%
Asset weighted	1 year	35%	39%	41%	50%	62%
	3 year	76%	52%	70%	48%	68%
	5 year	73%	47%	76%	76%	60%
International Equity
Equal weighted	1 year	47%	65%	60%	40%	73%
	3 year	41%	50%	56%	50%	59%
	5 year	56%	50%	53%	41%	60%
Asset weighted	1 year	22%	32%	28%	16%	87%
	3 year	26%	26%	27%	77%	40%
	5 year	81%	25%	29%	26%	38%
Taxable Fixed Income
Equal weighted	1 year	61%	44%	50%	33%	44%
	3 year	71%	65%	65%	61%	56%
	5 year	50%	41%	53%	47%	59%
Asset weighted	1 year	72%	44%	53%	37%	66%
	3 year	83%	83%	83%	83%	69%
	5 year	62%	52%	60%	52%	70%
Tax Exempt Fixed Income
Equal weighted	1 year	94%	100%	100%	100%	94%
	3 year	94%	100%	100%	100%	94%
	5 year	100%	94%	94%	94%	100%
Asset weighted	1 year	98%	100%	100%	100%	84%
	3 year	98%	100%	100%	100%	84%
	5 year	100%	84%	84%	84%	100%
Asset Allocation Funds
Equal weighted	1 year	62%	31%	33%	50%	58%
	3 year	70%	60%	55%	64%	64%
	5 year	80%	80%	78%	89%	89%
Asset weighted	1 year	65%	39%	42%	49%	65%
	3 year	85%	64%	68%	75%	75%
	5 year	92%	92%	91%	97%	97%

Number of 4- or 5-star Morningstar rated funds
Overall		51	54	51	51	54
3 year		45	45	43	43	48
5 year		40	41	44	44	46

Percent of 4- or 5-star Morningstar rated funds
Overall		52%	55%	51%	50%	51%
3 year		46%	46%	43%	43%	46%
5 year		43%	43%	46%	46%	47%

Percent of 4- or 5-star Morningstar rated assets
Overall		54%	56%	52%	53%	56%
3 year		39%	39%	38%	40%	38%
5 year		43%	37%	42%	40%	52%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.  In instances where a fund’s Class Z shares do not have a full five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Third Quarter 2014

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014
Equity
Equal weighted	1 year	70%	66%	60%	62%	62%
	3 year	80%	78%	80%	73%	73%
	5 year	84%	81%	65%	81%	84%
Asset weighted	1 year	45%	46%	42%	53%	57%
	3 year	85%	86%	87%	78%	61%
	5 year	90%	88%	68%	89%	84%

Fixed Income
Equal weighted	1 year	54%	48%	61%	65%	70%
	3 year	78%	68%	73%	73%	74%
	5 year	67%	67%	67%	62%	62%
Asset weighted	1 year	61%	50%	55%	46%	65%
	3 year	72%	43%	57%	59%	62%
	5 year	44%	44%	53%	46%	49%

Allocation (Managed) Funds
Equal weighted	1 year	100%	86%	86%	88%	63%
	3 year	83%	100%	100%	67%	83%
	5 year	100%	67%	67%	67%	67%
Asset weighted	1 year	100%	92%	62%	63%	51%
	3 year	92%	100%	100%	37%	93%
	5 year	100%	54%	55%	55%	55%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$179	$186	$183	$189	$191	$523	$563	$12	7%	$40	8%	$2	1%
Distribution fees	86	87	88	91	91	252	270	5	6%	18	7%	—	—
Net investment income	260	252	242	234	235	784	711	(25)	(10)%	(73)	(9)%	1	—
Premiums	27	29	26	32	26	81	84	(1)	(4)%	3	4%	(6)	(19)%
Other revenues	97	99	97	105	112	268	314	15	15%	46	17%	7	7%
Total revenues	649	653	636	651	655	1,908	1,942	6	1%	34	2%	4	1%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	649	653	636	651	655	1,908	1,942	6	1%	34	2%	4	1%

Expenses
Distribution expenses	104	113	107	109	110	307	326	6	6%	19	6%	1	1%
Interest credited to fixed accounts	164	163	148	139	136	490	423	(28)	(17)%	(67)	(14)%	(3)	(2)%
Benefits, claims, losses and settlement expenses	150	102	86	113	136	396	335	(14)	(9)%	(61)	(15)%	23	20%
Amortization of deferred acquisition costs	(41)	45	54	51	78	66	183	119	#	117	#	27	53%
Interest and debt expense	10	11	10	9	9	26	28	(1)	(10)%	2	8%	—	—
General and administrative expense	57	47	55	60	58	166	173	1	2%	7	4%	(2)	(3)%
Operating expenses	444	481	460	481	527	1,451	1,468	83	19%	17	1%	46	10%
Pretax operating earnings	$205	$172	$176	$170	$128	$457	$474	$(77)	(38)%	$17	4%	$(42)	(25)%

Pretax operating margin	31.6%	26.3%	27.7%	26.1%	19.5%	24.0%	24.4%	(12.1)%		0.4%		(6.6)%

Return on Capital
Allocated capital	$2,618	$2,956	$2,800	$2,552	$1,938	$2,618	$1,938	$(680)	(26)%	$(680)	(26)%	$(614)	(24)%
Operating return on allocated capital (1)	19.0%	18.0%	18.4%	19.6%	18.3%	19.0%	18.3%	(0.7)%		(0.7)%		(1.3)%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$1	$(45)	$(4)	$(16)	$26	$(66)	$6	$25	#	$72	#	$42	#
Other	(22)	(59)	(11)	(38)	(17)	—	(66)	5	23%	(66)	—	21	55%
Total VA guaranteed benefit impact excluded from operating earnings	$(21)	$(104)	$(15)	$(54)	$9	$(66)	$(60)	$30	#	$6	9%	$63	#

Total annuity net flows	$(372)	$(567)	$(815)	$(916)	$(740)	$(1,244)	$(2,471)	$(368)	(99)%	$(1,227)	(99)%	$176	19%

(1)

Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)	Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$180	$151	$145	$140	$81	$363	$366	$(99)	(55)%	$3	1%	$(59)	(42)%
Allocated capital	$1,118	$1,501	$1,366	$1,164	$564	$1,118	$564	$(554)	(50)%	$(554)	(50)%	$(600)	(52)%
Operating return on allocated capital (1)	41.4%	36.4%	35.6%	36.5%	33.0%	41.4%	33.0%	(8.4)%		(8.4)%		(3.5)%

Fixed Annuities (2)
Pretax operating earnings	$25	$21	$31	$30	$47	$94	$108	$22	88%	$14	15%	$17	57%
Allocated capital	$1,500	$1,455	$1,434	$1,388	$1,374	$1,500	$1,374	$(126)	(8)%	$(126)	(8)%	$(14)	(1)%
Operating return on allocated capital (1)	6.2%	5.5%	5.4%	5.3%	6.6%	6.2%	6.6%	0.4%		0.4%		1.3%

Variable Annuities Rollforward
Beginning balance	$70,266	$72,737	$75,522	$75,893	$77,580	$68,054	$75,522	$7,314	10%	$7,468	11%	$1,687	2%
Deposits	1,285	1,294	1,215	1,248	1,204	3,937	3,667	(81)	(6)%	(270)	(7)%	(44)	(4)%
Withdrawals and terminations	(1,439)	(1,569)	(1,615)	(1,704)	(1,630)	(4,419)	(4,949)	(191)	(13)%	(530)	(12)%	74	4%
Net flows	(154)	(275)	(400)	(456)	(426)	(482)	(1,282)	(272)	#	(800)	#	30	7%
Investment performance and interest credited	2,625	3,060	771	2,143	(1,013)	5,165	1,901	(3,638)	#	(3,264)	(63)%	(3,156)	#
Total ending balance - contract accumulation values	$72,737	$75,522	$75,893	$77,580	$76,141	$72,737	$76,141	$3,404	5%	$3,404	5%	$(1,439)	(2)%

Variable annuities fixed sub-accounts	$4,912	$4,927	$4,893	$4,877	$4,869	$4,912	$4,869	$(43)	(1)%	$(43)	(1)%	$(8)	—

Fixed Annuities Rollforward
Beginning balance	$13,522	$13,424	$13,252	$12,944	$12,581	$13,823	$13,252	$(941)	(7)%	$(571)	(4)%	$(363)	(3)%
Deposits	56	59	49	53	38	127	140	(18)	(32)%	13	10%	(15)	(28)%
Withdrawals and terminations	(274)	(351)	(464)	(513)	(352)	(889)	(1,329)	(78)	(28)%	(440)	(49)%	161	31%
Net flows	(218)	(292)	(415)	(460)	(314)	(762)	(1,189)	(96)	(44)%	(427)	(56)%	146	32%
Policyholder interest credited	120	120	107	97	93	363	297	(27)	(23)%	(66)	(18)%	(4)	(4)%
Total ending balance - contract accumulation values	$13,424	$13,252	$12,944	$12,581	$12,360	$13,424	$12,360	$(1,064)	(8)%	$(1,064)	(8)%	$(221)	(2)%

Capitalized interest	$1	$—	$1	$—	$1	$2	$2	$—	—	$—	—	$1	—

Payout Annuities Reserve Balance	$2,127	$2,126	$2,112	$2,111	$2,110	$2,127	$2,110	$(17)	(1)%	$(17)	(1)%	$(1)	—

Tax Equivalent Spread - Fixed Annuities (3)
Gross rate of return on invested assets (4)	5.2%	5.1%	4.9%	4.8%	5.0%	5.2%	4.9%	(0.2)%		(0.3)%		0.2%
Crediting rate excluding capitalized interest	(3.6)%	(3.6)%	(3.3)%	(3.0)%	(3.0)%	(3.6)%	(3.1)%	0.6%		0.5%		—
Tax equivalent margin spread	1.6%	1.5%	1.6%	1.8%	2.0%	1.6%	1.8%	0.4%		0.2%		0.2%

Total Variable Annuities DAC
Beginning balance	$1,550	$1,653	$1,690	$1,685	$1,692	$1,508	$1,690	$142	9%	$182	12%	$7	—
Capitalization	43	46	41	44	42	136	127	(1)	(2)%	(9)	(7)%	(2)	(5)%
Amortization due to market impact on VA guaranteed benefits	4	23	—	10	(7)	11	3	(11)	#	(8)	(73)%	(17)	#
Amortization per income statement	53	(37)	(43)	(41)	(78)	(37)	(162)	(131)	#	(125)	#	(37)	(90)%
Other	3	5	(3)	(6)	6	35	(3)	3	#	(38)	#	12	#
Total ending balance	$1,653	$1,690	$1,685	$1,692	$1,655	$1,653	$1,655	$2	—	$2	—	$(37)	(2)%

Total Fixed Annuities DAC
Beginning balance	$92	$85	$88	$71	$58	$68	$88	$(34)	(37)%	$20	29%	$(13)	(18)%
Capitalization	1	—	1	—	1	2	2	—	—	—	—	1	—
Amortization per income statement	(12)	(8)	(11)	(10)	—	(29)	(21)	12	#	8	28%	10	#
Other	4	11	(7)	(3)	9	44	(1)	5	#	(45)	#	12	#
Total ending balance	$85	$88	$71	$58	$68	$85	$68	$(17)	(20)%	$(17)	(20)%	$10	17%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             Includes payout annuities.

(3)             Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(4)             In the 3rd quarter of 2013 through the 3rd quarter of 2014, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 5.0%, 4.9%, 4.8%, 4.7% and 4.8% respectively.

#                 Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$15	$15	$15	$15	$14	$43	$44	$(1)	(7)%	$1	2%	$(1)	(7)%
Distribution fees	22	24	23	22	24	67	69	2	9%	2	3%	2	9%
Net investment income	110	108	108	113	111	331	332	1	1%	1	—	(2)	(2)%
Premiums	301	308	308	317	329	880	954	28	9%	74	8%	12	4%
Other revenues	87	109	101	112	75	301	288	(12)	(14)%	(13)	(4)%	(37)	(33)%
Total revenues	535	564	555	579	553	1,622	1,687	18	3%	65	4%	(26)	(4)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	535	564	555	579	553	1,622	1,687	18	3%	65	4%	(26)	(4)%

Expenses
Distribution expenses	16	17	14	16	14	45	44	(2)	(13)%	(1)	(2)%	(2)	(13)%
Interest credited to fixed accounts	40	37	38	37	39	108	114	(1)	(3)%	6	6%	2	5%
Benefits, claims, losses and settlement expenses	317	334	349	329	338	918	1,016	21	7%	98	11%	9	3%
Amortization of deferred acquisition costs	26	32	28	36	26	86	90	—	—	4	5%	(10)	(28)%
Interest and debt expense	6	7	7	7	6	18	20	—	—	2	11%	(1)	(14)%
General and administrative expense	62	63	60	63	64	185	187	2	3%	2	1%	1	2%
Operating expenses	467	490	496	488	487	1,360	1,471	20	4%	111	8%	(1)	—
Pretax operating earnings	$68	$74	$59	$91	$66	$262	$216	$(2)	(3)%	$(46)	(18)%	$(25)	(27)%

Pretax operating margin	12.7%	13.1%	10.6%	15.7%	11.9%	16.2%	12.8%	(0.8)%		(3.4)%		(3.8)%

Return on Capital
Allocated capital	$1,824	$1,815	$1,839	$1,879	$1,897	$1,824	$1,897	$73	4%	$73	4%	$18	1%
Operating return on allocated capital (1)	14.7%	13.6%	11.7%	11.5%	11.4%	14.7%	11.4%	(3.3)%		(3.3)%		(0.1)%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$6	$(7)	$2	$4	$6	$6	$12	$—	—	$6	#	$2	50%
Other	(8)	(2)	(1)	(4)	2	(10)	(3)	10	#	7	70%	6	#
Total market impact on indexed universal life benefits excluded from operating earnings	$(2)	$(9)	$1	$—	$8	$(4)	$9	$10	#	$13	#	$8	—

Product Information
Long Term Care
Pretax operating earnings	$(2)	$1	$8	$2	$(5)	$2	$5	$(3)	#	$3	#	$(7)	#
Allocated capital	$516	$521	$520	$517	$522	$516	$522	$6	1%	$6	1%	$5	1%
Operating return on allocated capital (1)	0.8%	0.4%	1.2%	1.3%	0.9%	0.8%	0.9%	0.1%		0.1%		(0.4)%

Protection excluding Long Term Care
Pretax operating earnings	$70	$73	$51	$89	$71	$260	$211	$1	1%	$(49)	(19)%	$(18)	(20)%
Allocated capital	$1,308	$1,294	$1,319	$1,362	$1,375	$1,308	$1,375	$67	5%	$67	5%	$13	1%
Operating return on allocated capital (1)	20.2%	18.9%	15.9%	15.5%	15.5%	20.2%	15.5%	(4.7)%		(4.7)%		—

(1)     Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)     Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$81	$83	$78	$78	$85	$226	$241	$4	5%	$15	7%	$7	9%
Term and whole life	3	2	3	2	2	8	7	(1)	(33)%	(1)	(13)%	—	—
Disability insurance	1	1	1	1	2	4	4	1	#	—	—	1	#
Auto and home	241	222	239	253	274	678	766	33	14%	88	13%	21	8%
Total cash sales	$326	$308	$321	$334	$363	$916	$1,018	$37	11%	$102	11%	$29	9%

VUL / UL Policyholder Account Balances
Beginning balance	$10,198	$10,514	$10,906	$10,984	$11,234	$9,859	$10,906	$1,036	10%	$1,047	11%	$250	2%
Premiums and deposits	249	267	249	260	258	734	767	9	4%	33	4%	(2)	(1)%
Investment performance and interest	362	416	117	279	(70)	788	326	(432)	#	(462)	(59)%	(349)	#
Withdrawals and surrenders	(295)	(292)	(287)	(291)	(297)	(867)	(875)	(2)	(1)%	(8)	(1)%	(6)	(2)%
Other	—	1	(1)	2	(1)	—	—	(1)	—	—	—	(3)	#
Total ending balance	$10,514	$10,906	$10,984	$11,234	$11,124	$10,514	$11,124	$610	6%	$610	6%	$(110)	(1)%

Premiums by Product
Term and whole life	$12	$12	$12	$12	$12	$37	$36	$—	—	$(1)	(3)%	$—	—
Disability insurance	39	39	38	39	38	117	115	(1)	(3)%	(2)	(2)%	(1)	(3)%
Long term care	29	30	28	28	28	85	84	(1)	(3)%	(1)	(1)%	—	—
Auto and home	217	223	224	233	245	629	702	28	13%	73	12%	12	5%
Intercompany premiums	4	4	6	5	6	12	17	2	50%	5	42%	1	20%
Total premiums by product	$301	$308	$308	$317	$329	$880	$954	$28	9%	$74	8%	$12	4%

Auto and Home Insurance
Policy count (thousands)	819	838	861	889	912	819	912	93	11%	93	11%	23	3%
Loss ratio	90.4%	92.2%	100.5%	89.7%	85.6%	87.5%	91.7%	(4.8)%		4.2%		(4.1)%
Expense ratio	15.2%	17.6%	15.4%	15.5%	14.7%	15.3%	15.2%	(0.5)%		(0.1)%		(0.8)%
Combined ratio	105.6%	109.8%	115.9%	105.2%	100.3%	102.8%	106.9%	(5.3)%		4.1%		(4.9)%

DAC Rollforward
Life and Health
Beginning balance	$838	$845	$859	$848	$835	$797	$859	$(3)	—	$62	8%	$(13)	(2)%
Capitalization	22	24	20	22	24	62	66	2	9%	4	6%	2	9%
Amortization due to market impact on indexed universal life benefits	—	4	(1)	3	(1)	1	1	(1)	—	—	—	(4)	#
Amortization per income statement	(13)	(18)	(15)	(20)	(11)	(48)	(46)	2	15%	2	4%	9	45%
Other	(2)	4	(15)	(18)	7	33	(26)	9	#	(59)	#	25	#
Total ending balance	$845	$859	$848	$835	$854	$845	$854	$9	1%	$9	1%	$19	2%

Life Insurance in Force	$193,447	$194,140	$194,293	$194,760	$195,155	$193,447	$195,155	$1,708	1%	$1,708	1%	$395	—
Net Amount at Risk	$41,162	$40,867	$40,816	$40,452	$40,600	$41,162	$40,600	$(562)	(1)%	$(562)	(1)%	$148	—
Net Policyholder Reserves
VUL / UL	$9,643	$10,045	$10,139	$10,400	$10,295	$9,643	$10,295	$652	7%	$652	7%	$(105)	(1)%
Term and whole life	225	222	221	218	218	225	218	(7)	(3)%	(7)	(3)%	—	—
Disability insurance	532	535	539	536	537	532	537	5	1%	5	1%	1	—
Long term care and other	2,669	2,691	2,696	2,707	2,723	2,669	2,723	54	2%	54	2%	16	1%
Auto and home loss and LAE reserves	381	405	439	441	428	381	428	47	12%	47	12%	(13)	(3)%
Total net policyholder reserves	$13,450	$13,898	$14,034	$14,302	$14,201	$13,450	$14,201	$751	6%	$751	6%	$(101)	(1)%

(1)                Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	1	—	—	1	1	—	—	—	—	—	—
Net investment income	(1)	6	4	(5)	(3)	2	(4)	(2)	#	(6)	#	2	40%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	1	1	3	2	5	6	—	—	1	20%	(1)	(33)%
Total revenues	1	7	6	(2)	(1)	8	3	(2)	#	(5)	(63)%	1	50%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	1	7	6	(2)	(1)	8	3	(2)	#	(5)	(63)%	1	50%

Expenses
Distribution expenses	—	—	—	—	1	1	1	1	—	—	—	1	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	3	22	4	9	3	11	16	—	—	5	45%	(6)	(67)%
General and administrative expense	43	59	57	64	48	151	169	5	12%	18	12%	(16)	(25)%
Operating expenses	46	81	61	73	52	163	186	6	13%	23	14%	(21)	(29)%
Pretax operating loss	$(45)	$(74)	$(55)	$(75)	$(53)	$(155)	$(183)	$(8)	(18)%	$(28)	(18)%	$22	29%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Third Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(33)	$(33)	$(33)	$(34)	$(34)	$(96)	$(101)	$(1)	(3)%	$(5)	(5)%	$—	—
Distribution fees	(304)	(322)	(304)	(317)	(319)	(902)	(940)	(15)	(5)%	(38)	(4)%	(2)	(1)%
Net investment income	(1)	—	—	—	—	(2)	—	1	#	2	#	—	—
Premiums	(4)	(4)	(4)	(4)	(4)	(12)	(12)	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(342)	(359)	(341)	(355)	(357)	(1,012)	(1,053)	(15)	(4)%	(41)	(4)%	(2)	(1)%
Banking and deposit interest expense	(1)	—	—	—	—	(2)	—	1	#	2	#	—	—
Operating total net revenues	(341)	(359)	(341)	(355)	(357)	(1,010)	(1,053)	(16)	(5)%	(43)	(4)%	(2)	(1)%

Expenses
Distribution expenses	(327)	(344)	(326)	(340)	(342)	(967)	(1,008)	(15)	(5)%	(41)	(4)%	(2)	(1)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(14)	(15)	(15)	(15)	(15)	(43)	(45)	(1)	(7)%	(2)	(5)%	—	—
Operating expenses	(341)	(359)	(341)	(355)	(357)	(1,010)	(1,053)	(16)	(5)%	(43)	(4)%	(2)	(1)%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)  The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Third Quarter 2014

(in millions, unaudited)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Assets
Cash and cash equivalents	$3,125	$2,632	$2,403	$2,141	$2,876
Cash of consolidated investment entities	340	419	496	718	279
Investments	35,404	35,735	35,906	35,958	35,899
Investments of consolidated investment entities	4,636	5,002	5,397	5,626	5,661
Separate account assets	77,788	81,223	81,872	84,027	82,420
Receivables	4,362	4,538	4,639	4,782	4,827
Receivables of consolidated investment entities	141	72	75	127	68
Deferred acquisition costs	2,610	2,663	2,630	2,612	2,605
Restricted and segregated cash and investments	2,259	2,360	2,391	2,344	2,382
Other assets	7,943	7,983	8,160	8,435	8,158
Other assets of consolidated investment entities	1,600	1,949	1,995	2,390	2,018
Total Assets	$140,208	$144,576	$145,964	$149,160	$147,193

Liabilities
Policyholder account balances, future policy benefits and claims	$29,943	$29,620	$29,625	$29,607	$29,810
Separate account liabilities	77,788	81,223	81,872	84,027	82,420
Customer deposits	6,744	7,062	7,211	7,285	7,513
Short-term borrowings	500	500	300	200	200
Long-term debt	2,947	2,720	2,719	2,523	3,059
Debt of consolidated investment entities	5,242	5,736	6,147	6,672	6,394
Accounts payable and accrued expenses	1,290	1,367	1,187	1,274	1,411
Accounts payable and accrued expenses of consolidated investment entities	127	62	41	47	50
Other liabilities	6,329	6,829	7,143	7,356	6,882
Other liabilities of consolidated investment entities	129	225	274	492	114
Total Liabilities	131,039	135,344	136,519	139,483	137,853

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,840	6,929	7,046	7,144	7,232
Retained earnings	7,107	7,289	7,582	7,843	8,152
Appropriated retained earnings of consolidated investment entities	335	337	356	320	308
Treasury stock	(6,565)	(6,961)	(7,389)	(7,802)	(8,181)
Accumulated other comprehensive income, net of tax	605	595	746	920	746
Total Ameriprise Financial Shareholders’ Equity	8,325	8,192	8,344	8,428	8,260

Noncontrolling interests	844	1,040	1,101	1,249	1,080
Total Equity	9,169	9,232	9,445	9,677	9,340
Total Liabilities and Equity	$140,208	$144,576	$145,964	$149,160	$147,193

Ameriprise Financial, Inc.

Capital and Ratings Information

Third Quarter 2014

(in millions unless otherwise noted, unaudited)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Long-term Debt Summary
Senior notes	$2,653	$2,426	$2,425	$2,229	$2,765
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,947	2,720	2,719	2,523	3,059
Non-recourse debt of consolidated investment entities	5,242	5,736	6,147	6,672	6,394
Total long-term debt	$8,189	$8,456	$8,866	$9,195	$9,453

Total Ameriprise Financial long-term debt	$2,947	$2,720	$2,719	$2,523	$3,059
Fair value of hedges and unamortized discount	(103)	(76)	(75)	(79)	(65)
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,844	$2,644	$2,644	$2,444	$2,994

Total equity (2)	$9,169	$9,232	$9,445	$9,677	$9,340
Noncontrolling interests	(844)	(1,040)	(1,101)	(1,249)	(1,080)
Total Ameriprise Financial shareholders’ equity	8,325	8,192	8,344	8,428	8,260
Equity of consolidated investment entities	(319)	(321)	(340)	(308)	(296)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$8,006	$7,871	$8,004	$8,120	$7,964

Total Ameriprise Financial capital	$11,272	$10,912	$11,063	$10,951	$11,319
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$10,850	$10,515	$10,648	$10,564	$10,958

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	26.1%	24.9%	24.6%	23.0%	27.0%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	26.2%	25.1%	24.8%	23.1%	27.3%

	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Ratings (as of September 30, 2014 earnings release date)
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)                 See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on page 45.

(2)                 Includes accumulated other comprehensive income, net of tax.

(3)                 For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Third Quarter 2014

(in millions unless otherwise noted, unaudited)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Cash and cash equivalents	$3,125	$2,632	$2,403	$2,141	$2,876

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	17,502	17,466	17,464	17,411	17,322

Residential mortgage backed securities	5,943	6,124	6,090	6,158	6,232
Commercial mortgage backed securities	2,770	2,741	2,781	2,768	2,637
Asset backed securities	1,425	1,504	1,522	1,506	1,488
Total mortgage and other asset backed securities	10,138	10,369	10,393	10,432	10,357

State and municipal obligations	2,123	2,160	2,298	2,317	2,257
US government and agencies obligations	53	52	52	47	47
Foreign government bonds and obligations	252	245	252	258	253
Common and preferred stocks	16	18	19	21	20
Total other	2,444	2,475	2,621	2,643	2,577
Total available-for-sale securities	30,084	30,310	30,478	30,486	30,256

Commercial mortgage loans	2,655	2,682	2,695	2,705	2,714
Allowance for loan losses	(26)	(26)	(25)	(25)	(25)
Commercial mortgage loans, net	2,629	2,656	2,670	2,680	2,689

Residential mortgage loans	901	859	821	797	771
Allowance for loan losses	(6)	(5)	(4)	(3)	(3)
Residential mortgage loans, net	895	854	817	794	768

Policy loans	769	774	780	792	805
Other investments	1,027	1,141	1,161	1,206	1,381
Total investments	35,404	35,735	35,906	35,958	35,899
Total cash, cash equivalents and investments	$38,529	$38,367	$38,309	$38,099	$38,775

Net unrealized gain Available-for-Sale Securities	$1,629	$1,471	$1,836	$2,204	$1,985

AFS Fixed Maturity Asset Quality - %
AAA	25%	25%	25%	25%	26%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	31%	31%	31%	31%	32%
A	21%	22%	22%	22%	22%
BBB	42%	41%	41%	41%	40%
Below investment grade	6%	6%	6%	6%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	6%	6%	6%	6%	6%

(1)   Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Various financial measures that exclude the results of former banking operations

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients. Such products and services are provided on a global scale through Columbia Management Investment Advisers, LLC (Columbia Management) and Threadneedle Asset Management Holdings Sàrl (Threadneedle).  Columbia Management primarily provides products and services in the U.S., and Threadneedle primarily provides products and services internationally. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations, hedge funds and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and fair value of hedges and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses plus/less indexed universal life market impact on reinsurance and unearned revenue less revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed benefits plus market impact on indexed universal life benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2014

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(15)
Distribution fees	—	—	—	—	—	—
Net investment income	7	—	1	—	(4)	41
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	2	—	180
Total revenues	7	—	1	2	(4)	206
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	7	—	1	2	(4)	206

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	(7)	—	—
Benefits, claims, losses and settlement expenses	—	(16)	—	—	—	—
Amortization of deferred acquisition costs	—	7	—	1	—	—
Interest and debt expense	—	—	—	—	—	54
General and administrative expense	—	—	—	—	—	7
Total expenses	—	(9)	—	(6)	—	61
Pretax segment income (loss)	7	9	1	8	(4)	145
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	145
Pretax segment gain (loss) attributable to Ameriprise Financial	$7	$9	$1	$8	$(4)	$—

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Valuation
	Impacts	Assumptions &	Assumptions &
(in millions, unaudited)	to DAC/DSIC (5)	Model Changes (6)	Model Changes (6)
Revenues
Management and financial advice fees	$—	$—	$—
Distribution fees	—	—	—
Net investment income	—	—	—
Premiums	—	—	—
Other revenues	—	—	(29)
Total revenues	—	—	(29)
Banking and deposit interest expense	—	—	—
Operating total net revenues	—	—	(29)

Expenses
Distribution expenses	—	—	—
Interest credited to fixed accounts	—	—	—
Benefits, claims, losses and settlement expenses	1	5	1
Amortization of deferred acquisition costs	5	17	(9)
Interest and debt expense	—	—	—
General and administrative expense	—	—	—
Operating expenses	6	22	(8)
Pretax operating earnings	$(6)	$(22)	$(21)

(1)    Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)    Variable annuity guaranteed benefit impacts include:

$17 million net benefit related to hedged variable annuity benefits

$8 million increase in DAC and DSIC amortization resulting from hedged benefits

(3)    Indexed universal life benefit impacts include:

$7 million net benefit related to hedged indexed universal life benefits

$1 million increase in DAC amortization resulting from hedged indexed universal life benefits

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)    Reflects revenues and expenses of Consolidated Investment Entities

(5)    Increase in DAC and DSIC amortization from lower than projected separate account growth

(6)    Net pretax impact of model changes and the annual review/updating of valuation assumptions

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2014

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on
	Securities	VA Guaranteed	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$(29)
Distribution fees	—	—	—	—
Net investment income	1	—	—	43
Premiums	—	—	—	—
Other revenues	—	—	(4)	146
Total revenues	1	—	(4)	160
Banking and deposit interest expense	—	—	—	—
Total net revenues	1	—	(4)	160

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	(1)	—
Benefits, claims, losses and settlement expenses	—	64	—	—
Amortization of deferred acquisition costs	—	(10)	(3)	—
Interest and debt expense	—	—	—	45
General and administrative expense	—	—	—	22
Total expenses	—	54	(4)	67
Pretax segment income (loss)	1	(54)	—	93
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	93
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(54)	$—	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection
		Market		Auto & Home	Market
	CDO	Impacts	Variable Annuity	Catastrophe	Impacts
(in millions, unaudited)	Benefit (5)	to DAC/DSIC (6)	Product Changes (7)	Losses (8)	to DAC/DSIC (6)
Revenues
Management and financial advice fees	$14	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	9	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	23	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	23	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	(12)	33	—
Amortization of deferred acquisition costs	—	(12)	2	—	(1)
Interest and debt expense	—	—	—	—	—
General and administrative expense	6	—	—	—	—
Operating expenses	6	(15)	(10)	33	(1)
Pretax operating earnings	$17	$15	$10	$(33)	$1

(1)    Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)    Variable annuity guaranteed benefit impacts include:

$65 million net expense related to hedged variable annuity benefits

$11 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)    Indexed universal life benefit impacts include:

$1 million net benefit related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$4 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)    Reflects revenues and expenses of Consolidated Investment Entities

(5)    CDO fund liquidation benefit

(6)    Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)    Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees

(8)    Total Auto & Home catastrophe losses for the quarter, which were $12 million higher than expectations

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2014

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(14)
Distribution fees	—	—	—	—	—
Net investment income	4	—	1	—	74
Premiums	—	—	—	—	—
Other revenues	—	—	—	2	117
Total revenues	4	—	1	2	177
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	4	—	1	2	177

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	15	—	—	—
Amortization of deferred acquisition costs	—	—	—	1	—
Interest and debt expense	—	—	—	—	50
General and administrative expense	—	—	—	—	12
Total expenses	—	15	—	1	62
Pretax segment income (loss)	4	(15)	1	1	115
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	115
Pretax segment gain (loss) attributable to Ameriprise Financial	$4	$(15)	$1	$1	$—

Included in Operating Earnings

	Annuities		Protection		Consolidated
	Market			Auto & Home
	Impacts	Variable Annuity	Auto & Home	Weather Related	Tax
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	Reserves (7)	Losses (8)	Benefit (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(34)	30	20	—
Amortization of deferred acquisition costs	(6)	5	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	(8)	(29)	30	20	—
Pretax operating earnings	$8	$29	$(30)	$(20)	$—
Tax benefit					$17

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Variable annuity guaranteed benefit impacts include:
$16 million net expense related to hedged variable annuity benefits
$1 million decrease in DAC and DSIC amortization resulting from hedged benefits
(3)	Indexed universal life benefit impacts include:
$1 million increase in DAC amortization resulting from hedged indexed universal life benefits
$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(4)	Reflects revenues and expenses of Consolidated Investment Entities
(5)	Decrease in DAC and DSIC amortization from higher than projected separate account growth
(6)	Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees
(7)	Increase in auto and home auto liability reserves based upon additional analysis and information regarding adverse development of bodily injury claims
(8)	Auto and home weather-related losses from severe winter weather
(9)	Tax benefit from the completion of tax audits from previous years

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2013

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection		Corporate and Eliminations
(in millions, unaudited)	Securities Gains/(Losses) (1)	Restructuring Charges (2)	Securities Gains/(Losses) (1)	Market Impact on VA Guaranteed Benefits (3)	Securities Gains/(Losses) (1)	Market Impact on Indexed Universal Life Benefits (4)	Securities Gains/(Losses) (1)	CIEs (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	—	(1)	—	1	—	1	55
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(7)	—	95
Total revenues	(1)	—	(1)	—	1	(7)	1	137
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	—	(1)	—	1	(7)	1	137

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	6	—	—
Benefits, claims, losses and settlement expenses	—	—	—	127	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	(23)	—	(4)	—	—
Interest and debt expense	—	—	—	—	—	—	—	38
General and administrative expense	—	11	—	—	—	—	—	15
Total expenses	—	11	—	104	—	2	—	53
Pretax segment income (loss)	(1)	(11)	(1)	(104)	1	(9)	1	84
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	84
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(11)	$(1)	$(104)	$1	$(9)	$1	$—

Included in Operating Earnings

	Annuities		Protection		Corporate
	Market		Market		Debt
	Impacts	Variable Annuity	Impacts	Auto & Home	Retirement
(in millions, unaudited)	to DAC/DSIC (6)	Product Changes (7)	to DAC/DSIC (6)	Reserves (8)	Expense (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(4)	(31)	—	20	—
Amortization of deferred acquisition costs	(12)	5	(1)	—	—
Interest and debt expense	—	—	—	—	19
General and administrative expense	—	—	—	—	—
Operating expenses	(16)	(26)	(1)	20	19
Pretax operating earnings	$16	$26	$1	$(20)	$(19)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Non-recurring restructuring charges related to consolidation of office space
(3)	Variable annuity guaranteed benefit impacts include:
$131 million net expense related to hedged variable annuity benefits
$27 million decrease in DAC and DSIC amortization resulting from hedged benefits
(4)	Indexed universal life benefit impacts include:
$6 million net expense related to hedged indexed universal life benefits
$4 million decrease in DAC amortization resulting from hedged indexed universal life benefits
$7 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(5)	Reflects revenues and expenses of Consolidated Investment Entities
(6)	Decrease in DAC and DSIC amortization from higher than projected separate account growth
(7)	Benefit related to the addition of Portfolio Stabilizer (managed volatility) fund options for in-force variable annuities with living benefit guarantees
(8)	Increase in auto and home reserves based on auto liability claims development
(9)	Make whole expense associated with the retirement of debt

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)(7)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—
Net investment income	1	—	2	—	3	81
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	(2)	—	46
Total revenues	1	—	2	(2)	3	114
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	1	—	2	(2)	3	114

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	25	—	—	—	—
Amortization of deferred acquisition costs	—	(4)	—	—	—	—
Interest and debt expense	—	—	—	—	—	42
General and administrative expense	—	—	—	—	—	5
Total expenses	—	21	—	—	—	47
Pretax segment income (loss)	1	(21)	2	(2)	3	67
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	67
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(21)	$2	$(2)	$3	$—

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Valuation	Auto & Home
	Impacts	Assumptions &	Assumptions &	Catastrophe
(in millions, unaudited)	to DAC/DSIC (5)	Model Changes (6)(7)	Model Changes (6)	Losses (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	(18)	—
Total revenues	—	—	(18)	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	(18)	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(3)	21	(4)	15
Amortization of deferred acquisition costs	(10)	(81)	(3)	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	(13)	(60)	(7)	15
Pretax operating earnings	$13	$60	$(11)	$(15)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Variable annuity guaranteed living benefit impacts include:
$27 million net expense related to hedged variable annuity living benefits
$6 million decrease in DAC and DSIC amortization resulting from hedged living benefits
(3)	Indexed universal life benefit impacts include:
$2 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(4)	Reflects revenues and expenses of Consolidated Investment Entities
(5)	Decrease in DAC and DSIC amortization from higher than projected separate account growth
(6)	Net pretax impact of model changes and the annual review/updating of valuation assumptions
(7)	$17 million benefit attributable to annual review/updating of valuation assumptions is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits
(8)	Total Auto & Home catastrophe losses for the quarter

Exhibit B

Statistical Supplement Package

(unaudited)

Third Quarter 2014

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Third Quarter 2014

						Year-to-date
(in millions unless otherwise noted, unaudited)	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2 Qtr 2014	3 Qtr 2014	2013	2014
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,427	$1,334	$1,399	$1,452	$1,490	$1,427	$1,490
Less income (loss) from discontinued operations, net of tax (last twelve months)	—	(3)	(3)	(2)	(3)	—	(3)
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,427	1,337	1,402	1,454	1,493	1,427	1,493
Less adjustments (1)	(22)	(123)	(127)	(131)	(107)	(22)	(107)
Operating earnings (last twelve months)	$1,449	$1,460	$1,529	$1,585	$1,600	$1,449	$1,600

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$8,775	$8,582	$8,432	$8,326	$8,310	$8,775	$8,310
Less AOCI, net of tax (five point quarter end average)	955	821	731	698	723	955	723
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	7,820	7,761	7,701	7,628	7,587	7,820	7,587
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	344	333	337	330	331	344	331
Operating equity (five point quarter end average)	$7,476	$7,428	$7,364	$7,298	$7,256	$7,476	$7,256

Return on equity excluding AOCI	18.2%	17.2%	18.2%	19.1%	19.7%	18.2%	19.7%
Operating return on equity excluding AOCI	19.4%	19.7%	20.8%	21.7%	22.1%	19.4%	22.1%

Effective Tax Rate
Income from continuing operations before income tax provision	$602	$479	$650	$619	$720	$1,491	$1,989
Less pretax income (loss) attributable to noncontrolling interests	67	84	115	93	145	57	353
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	535	395	535	526	575	1,434	1,636
Less adjustments (2)	(17)	(124)	(9)	(53)	21	(66)	(41)
Pretax operating earnings	$552	$519	$544	$579	$554	$1,500	$1,677

Income tax provision from continuing operations	$154	$97	$134	$152	$155	$395	$441
Operating income tax provision	$160	$141	$137	$171	$147	$418	$455

Effective tax rate	25.5%	20.5%	20.7%	24.5%	21.6%	26.4%	22.2%
Effective tax rate excluding noncontrolling interests	28.7%	24.8%	25.1%	28.7%	27.0%	27.5%	26.9%
Operating effective tax rate	29.0%	27.2%	25.2%	29.5%	26.5%	27.9%	27.1%

(1)        Adjustments reflect the trailing twelve months’ sum of after-tax net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges. After-tax is calculated using the statutory tax rate of 35%.

(2)        Adjustments reflect net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Third Quarter 2014

(in millions unless otherwise noted, unaudited)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Long-term Debt Summary
Senior notes	$2,653	$2,426	$2,425	$2,229	$2,765
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,947	2,720	2,719	2,523	3,059
Less fair value of hedges and unamortized discount	103	76	75	79	65
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,844	$2,644	$2,644	$2,444	$2,994

Equity Summary
Total equity	$9,169	$9,232	$9,445	$9,677	$9,340
Less noncontrolling interests	844	1,040	1,101	1,249	1,080
Total Ameriprise Financial shareholders’ equity	8,325	8,192	8,344	8,428	8,260
Less equity of consolidated investment entities	319	321	340	308	296
Total Ameriprise Financial shareholders’ equity excluding CIEs	$8,006	$7,871	$8,004	$8,120	$7,964

Capital Summary
Total Ameriprise Financial long-term debt	$2,947	$2,720	$2,719	$2,523	$3,059
Total Ameriprise Financial shareholders’ equity	8,325	8,192	8,344	8,428	8,260
Total Ameriprise Financial capital	11,272	10,912	11,063	10,951	11,319
Less equity of consolidated investment entities	319	321	340	308	296
Less fair value of hedges and unamortized discount	103	76	75	79	65
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	$10,850	$10,515	$10,648	$10,564	$10,958

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	26.1%	24.9%	24.6%	23.0%	27.0%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	26.2%	25.1%	24.8%	23.1%	27.3%

Ameriprise Financial shareholders’ equity	$8,325	$8,192	$8,344	$8,428	$8,260
AOCI	605	595	746	920	746
Appropriated retained earnings of CIEs	335	337	356	320	308
AOCI attributable to CIEs	(16)	(16)	(16)	(12)	(12)

Ameriprise Financial shareholders’ equity	$8,325	$8,192	$8,344	$8,428	$8,260
Less AOCI	605	595	746	920	746
Ameriprise Financial shareholders’ equity excluding AOCI	$7,720	$7,597	$7,598	$7,508	$7,514

Ameriprise Financial shareholders’ equity	$8,325	$8,192	$8,344	$8,428	$8,260
Less appropriated retained earnings of CIEs	335	337	356	320	308
Less AOCI	605	595	746	920	746
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,385	$7,260	$7,242	$7,188	$7,206